UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 29, 2019

READY CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35808	90-0729143
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas,

7th Floor

New York, NY 10036

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share 7.00% Convertible Senior Notes due 2023 6.50% Senior Notes due 2021	RC RCA RCP	New York Stock Exchange New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On March 29, 2019, Ready Capital Corporation (“Ready Capital”) filed a Current Report on Form 8-K (the “Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the consummation on March 29, 2019 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 7, 2018, by and among Ready Capital, Owens Realty Mortgage, Inc., a Maryland corporation (“ORM”) and ReadyCap Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, ORM merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The required audited consolidated financial statements of ORM as of December 31, 2018 and December 31, 2017 and for each of the years ended December 31, 2018, December 31, 2017 and December 31, 2016 are filed as Exhibits 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required unaudited pro forma condensed combined financial information with respect to the Merger is filed as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

2.1

Agreement and Plan of Merger, by and among Ready Capital Corporation, ReadyCap Merger Sub LLC and Owens Realty Mortgage, Inc., dated as of November 7, 2018 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on November 9, 2018).

23.1*	Consent of Crowe LLP, independent registered public accounting firm (in respect of Owens Realty Mortgage, Inc.).
99.1

Audited consolidated financial statements of Owens Realty Mortgage, Inc. as of December 31, 2018 and December 31, 2017 and for each of the years ended December 31, 2018, December 31, 2017 and December 31, 2016 (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC by Owens Realty Mortgage, Inc. on March 15, 2019)

99.2*	Unaudited pro forma condensed combined financial information of Ready Capital Corporation as of and for the year ended December 31, 2018

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Capital Corporation

	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer

Dated: June 14, 2019